(As filed with the Securities and Exchange Commission on March 29, 2004)

SECURITIES ACT FILE NO. 333-________
INVESTMENT COMPANY ACT FILE NO. 811-________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/
      PRE-EFFECTIVE AMENDMENT NO.___
      POST-EFFECTIVE AMENDMENT NO.___

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
           AMENDMENT NO. ___

                               TREMONT OPPENHEIMER
                              ABSOLUTE RETURN FUND
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                             TREMONT PARTNERS, INC.
                      CORPORATE CENTER AT RYE, SUITE C-300
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580
      ---------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (914) 925-1140
                          ----------------------------

                            JAMES G. MCCORMICK, ESQ.
                      CORPORATE CENTER AT RYE, SUITE C-300
                            555 THEODORE FREMD AVENUE
                               RYE, NEW YORK 10580
      ---------------------------------------------------------------------
                     (Name and Address of Agent for Service)

COPIES TO:

Stephen Rosenberg, Esq.
Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue, 12th Floor
New York, New York 10022

Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

If appropriate, check the following box:

/ / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

/ / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM
 TITLE OF SECURITIES    AMOUNT BEING        OFFERING            AGGREGATE          AMOUNT OF
  BEING REGISTERED       REGISTERED      PRICE PER SHARE     OFFERING PRICE     REGISTRATION FEE
------------------------------------------------------------------------------------------------
Shares of Beneficial
     Interest              40,000           $ 25.00           $ 1,000,000          $ 126.70

The Fund will incur organizational and offering expenses estimated at $_______ from the proceeds of the offering. The Investment Manager has agreed to pay all organizational expenses of the Fund and offering costs of the Fund (other than sales load) that exceed $0.05 per share.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Information to be included in Part B is set forth in Part B to this Registration Statement.

Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

 ITEM
NUMBER   CAPTION                                       LOCATION IN PROSPECTUS
------   -------                                       ----------------------
   1.    Outside Front Cover Page                      Outside Front Cover Page

   2.    Inside Front and Outside Back Cover Page      Inside Front and Outside Back Cover Page

   3.    Fee Table and Synopsis                        Summary of Fund Expenses

   4.    Financial Highlights                          Not Applicable

   5.    Plan of Distribution                          Outside Front Cover Page;
                                                       Underwriting

   6.    Selling Shareholders                          Not Applicable

   7.    Use of Proceeds                               Use of Proceeds

   8.    General Description of the Registrant         Outside Front Cover Page;
                                                       Investment Objective and Principal Strategies;
                                                       Risk Factors;
                                                       Shares of Beneficial Interest

   9.    Management                                    Management of the Fund and Fees;
                                                       Use of Proceeds

  10.    Capital Stock, Long-Term Debt, and            Distribution Policy;
           Other Securities                            Taxes

  11.    Defaults and Arrears on Senior Securities     Not Applicable

  12.    Legal Proceedings                             Not Applicable

  13.    Table of Contents of the Statement of         Table of Contents of the Statement of
           Additional Information                        Additional Information

  14.    Cover Page of SAI                             Cover Page (SAI)

  15.    Table of Contents of SAI                      Table of Contents (SAI)

  16.    General Information and History               Appendix A (SAI)

  17.    Investment Objective and Policies             Additional Investment Policies (SAI)

  18.    Management                                    Board of Trustees; Officers (SAI);
                                                       Investment Management Services (SAI)

  19.    Control Persons and Principal Holders         Not Applicable
           of Securities

  20.    Investment Advisory and Other Services        Investment Management Services (SAI)

  21.    Brokerage Allocation and Other Practices      Brokerage (SAI)

  22.    Tax Status                                    Not Applicable

  23.    Financial Statements                          Financial Statements (SAI)

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

          PROSPECTUS SUBJECT TO COMPLETION, DATED ______________, 2004

                                 40,000 Shares
                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND
                          Shares of Beneficial Interest
                                $25.00 per share

INVESTMENT OBJECTIVES. Tremont Oppenheimer Absolute Return Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to generate consistently absolute returns over various market cycles and to seek long-term capital appreciation.

INVESTMENT PORTFOLIO. The Fund seeks to achieve its objectives by investing primarily in private investment partnerships and similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") employing a wide range of specialized investment strategies. This investment process is often referred to as a multi-manager or "fund of hedge funds" approach. The Fund will allocate its assets dynamically among a variety of alternative investment strategies that each individually offers the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.

The investment programs of the Portfolio Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, the Fund's Investment Manager will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.

Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Many of these investment programs involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets.

In connection with their investment programs, some Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, short sales of securities, the use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures.

In addition to investing in Portfolio Funds, the Fund may on occasion retain a Portfolio Manager to manage a designated portion of the Fund's assets in accordance with the Portfolio Manager's specialized investment style. In that event, the Fund may invest directly in securities selected by the Portfolio Manager or may create separate vehicles.

LACK OF TRADING MARKET. The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares.

RESTRICTIONS ON TRANSFER. The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who are Qualified Investors (as defined herein). Investors should be aware that they may not be able to sell their shares.

INVESTING IN THE FUND'S SHARES INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" BEGINNING ON PAGE ____.

Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Investment Manager (as defined herein) has claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act, as amended (the "CEA") and, therefore, is not subject to registration as a Pool Operator under the CEA.

                                             PER SHARE       TOTAL
                                            ----------      -------
Public Offering Price(1)                    $   25.000      $ [ - ]
Sales Load(1)                               $  [  -  ]      $ [ - ]
Estimated Organizational
  Expenses and Offering
  Costs                                     $     0.05      $ [ - ]
                                            ----------      -------
Proceeds to Fund(2)                         $  [  -  ]      $ [ - ]
                                            ==========      =======

(1) The sales load per share for purchases of $250,000 or more, but less than $500,000, will be $_______. The sales load per share for purchases of $500,000 or more, but less than $1.0 million, will be $_______. The sales load per share for purchases of $1.0 million or more will be $______. The offering price per share for purchases of $250,000 or more will be correspondingly reduced.

(2) Total organizational expenses and offering costs (other than the sales load) are estimated to be $___ or $___ per share. The Investment Manager has agreed to pay all organizational expenses of the Fund and offering costs of the Fund (other than the sales load) that exceed $0.05 per share.

The Underwriters expect to deliver the shares to purchasers on or about ___, 2004.


[UNDERWRITERS' NAMES TO BE INSERTED]
__________________, 2004

INVESTOR QUALIFICATIONS. Shares are generally offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. The minimum investment is $25,000. See "Investor Qualifications and Transfer Restrictions."

INVESTMENT MANAGER. Tremont Partners, Inc. (the "Investment Manager") serves as the Fund's investment manager and provides day-to-day investment management services to the Fund. The Investment Manager is an indirect wholly-owned subsidiary of Oppenheimer Acquisition Corp., the parent corporation of OppenheimerFunds, Inc., the widely-known mutual fund manager. Since 1984, the Investment Manager and its affiliates within the Tremont Capital Management, Inc. organization have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers, ERISA plans, and high net worth individuals.

The Fund's Investment Manager will have responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. It will consider various criteria in selecting Portfolio Managers, including among others: the historical investment performance of the Portfolio Manager; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Portfolio Manager's organization; and whether key personnel of the Portfolio Manager have substantial investments in the Portfolio Manager's investment program.

MANAGEMENT FEE. The Fund will pay the Investment Manager a management fee at an annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of each month.

BORROWING; USE OF LEVERAGE. The Fund is authorized to borrow money to meet repurchase requests, for cash management purposes and, opportunistically in certain situations, for investment purposes. The Fund intends to limit its use of leverage to 20%, i.e., the Fund will have assets equal to at least 400% of its indebtedness. In addition, Portfolio Funds generally are also permitted to borrow money for similar purposes and are not so limited. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Risk Factors - General Risks - Leverage; Interest Rates; Margin."

REPURCHASE OFFERS. In order to provide a limited degree of liquidity to shareholders, the Fund intends to make quarterly offers to repurchase up to 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. The Fund intends to conduct its first quarterly repurchase offer as of September 30, 2005. See "Repurchase Offers."

THE OFFERING. The underwriters are offering the shares subject to various conditions. The Fund is not obligated to sell to an underwriter any shares that have not been placed with Qualified Investors. The underwriters expect to deliver the shares to the purchasers on or about ____________, 2004. The Fund will pay a shareholder servicing fee to each broker or dealer that is not affiliated with the Fund and that has entered into a shareholder servicing agreement with the Fund at the initial annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers. __________ have entered into shareholder servicing agreements with the Fund. The Investment Manager will pay from its own resources additional compensation in connection with the sale and distribution of the shares. See "Underwriting." Investors may not be able to sell their shares. If a shareholder attempts to transfer shares to someone who is not a Qualified Investor, the transfer will not be permitted. See "Investor Qualifications and Transfer Restrictions."

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ADDITIONAL SALES OF SHARES. The Fund may, at some time in the future, conduct additional sales of its shares at a price not to exceed the shares' net asset value to existing shareholders of the Fund who continue to be Qualified Investors. Such sales may include quarterly sales of shares offered under this Prospectus and then subsequently repurchased by the Fund as provided herein. Such sales will not commence until the Fund has invested the proceeds from this offering.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Shareholders are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information ("SAI") dated __________, 2004, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at the address above or by calling __________. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page ____ of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

PROSPECTIVE INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE INVESTORS WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES AN INVESTOR WITH DIFFERENT OR INCONSISTENT INFORMATION, THE INVESTOR SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Prospectus Summary

Summary of Fund Expenses

Risk Factors

Use of Proceeds

Investment Objective and Principal Strategies Investment Rationale

Management of the Fund and Fees

Description of Shares of Beneficial Interest

Repurchase Offers

Repurchase Procedures

Calculation of Net Asset Value

Distribution Policy

Taxes

Underwriting

Investor Qualifications and Transfer Restrictions

Purchase Terms

Legal Matters

Table of Contents of Statement of Additional Information

Appendix A: Investor Certification

Until ________, 2004 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares, whether or not participating in the offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that shareholders should consider before investing in the Fund. Shareholders should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the "SAI") dated [-, 2004] that has been filed with the Securities and Exchange Commission (the "SEC"), especially the information set forth under the heading "Risk Factors."

The Fund Tremont Oppenheimer Absolute Return Fund (the "Fund") is a closed-end, management investment company organized as a Massachusetts business trust on March 25, 2004. The Fund is non-diversified.
                            That means that under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required under the Internal Revenue Code of 1986, as amended (the "Code") so that it can qualify as a "regulated investment company" for Federal tax purposes. As such, an investment may be suitable for tax-exempt investors. See "SAI - ERISA Considerations."

The Offering                The Fund is offering 40,000 shares of beneficial
                            interest (the "shares") at $25.00 per share (subject to reduction as set forth below) through a group of underwriters led by [____________]. Shareholders must purchase at least 1,000 shares ($25,000) in order to participate in the offering. The per share purchase price and sales charge will be reduced for purchases of $250,000 or more. See "Underwriting."
                            The Investment Manager will pay the underwriters, from its own resources, additional compensation in connection with the sale and distribution of the shares.

                            The Fund will pay each broker or dealer of record that enters into a shareholder servicing agreement with the Fund a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares beneficially owned by customers of such broker or dealer, subject to reduction over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. (the "NASD").

Investor Qualifications     Shares will be sold only to "Qualified Investors."
                            Currently, "Qualified Investors" include: (i) a natural person or company (other than a company that is required to be registered under the Investment
                            Company Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; and (ii) persons who have at least
                            $750,000 under the Investment Manager's and/or its affiliates' management, including any amount invested in the Fund; and (iii) certain employees of the Investment Manager and its affiliates within the Tremont Capital Management, Inc. organization
                            ("TCM"). The Fund will not be obligated to sell to brokers or dealers any shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

Investor Suitability        An investment in the Fund involves a considerable
                            amount of risk. Because it is possible that a shareholder may lose some or all of its investment, prospective investors should not invest in the Fund unless they can afford a total loss of their investment. Because of the limited liquidity of the shares, shares may be suitable only as a long-term investment. Prior to making an investment decision, an investor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation, (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult its broker and financial advisor to determine whether its risk profile is suitable for this investment.

Investment Objective        The Fund seeks to generate consistently absolute
and Strategy                returns over various market cycles and to seek
                            long-term capital appreciation. The Fund seeks to achieve its investment objective by allocating its assets for investment among a select group of alternative asset managers ("Portfolio Managers") employing a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and that are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.
                            The Investment

                            Manager is responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Fund's Board of Trustees (the "Board"). The Fund will implement these allocation decisions by investing primarily in private investment partnerships and similar investment vehicles that are managed by Portfolio Managers ("Portfolio Funds").

                            Portfolio Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account."

                            The investment strategies of the Portfolio Managers may include, among others:

                            -  long/short equity;
                            -  equity hedging and arbitrage;
                            -  fixed income hedging and arbitrage;
                            -  currency hedging and arbitrage;
                            -  index arbitrage;
                            -  interest rate arbitrage;
                            -  merger arbitrage;
                            -  convertible bond and warrant hedging;
                            -  statistical long/short equity strategies;
                            -  pairs trading;
                            -  event driven; and
                            -  distressed issuer investing.

                            There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Strategies."

Investment Rationale        The Fund has been established as a fund of hedge
                            funds. That means it is a pooled investment vehicle with a portfolio consisting of underlying hedge funds managed by individual Portfolio Managers, rather than, for example, direct investments in the equity or fixed-income markets. The Investment
                            Manager and its affiliates in TCM have a well-established reputation as a global provider of hedge fund investment management services. Generally speaking, diversification obtained through the investment in a portfolio of hedge funds, as opposed to a single hedge fund, may reduce individual fund and manager risk. The Investment Manager has the responsibility of selecting appropriate Portfolio
                            Funds to enable the Fund to achieve diversification across various styles and individual Portfolio
                            Managers having little correlation to one another and to the U.S. equities markets in general. In this way the Investment Manager seeks to achieve a portfolio that exhibits lower volatility than long-only equity strategies and may attain higher risk-adjusted returns as compared with equity, bond and other traditional asset classes. In selecting
                            Portfolio Funds, the Investment Manager will seek to access Portfolio Managers with established track records of consistently positive performance. Many of these managers often require high minimum contributions, and thus, the Fund in those cases serves to facilitate investment opportunities that might not otherwise be attainable by investors.

                            Hedge funds of the type sought to be included in the Portfolio Funds possess many similar attributes: in pursuing their investment strategies, they seek absolute return investment objectives, defined as a target rate of return that is not index or benchmark-based, and the ability to be long and/or short, while employing multiple investment techniques using a wide range of financial instruments; managers' compensation often includes a performance-based component; management personnel often maintain significant personal investments in their funds; and the funds generally impose limits on the number and types of investors in the fund.

                            Professional portfolio strategists at the Investment Manager will evaluate and monitor the global capital markets and individual hedge fund manager strategies in order to assist the Fund in meeting its objectives. The Investment Manager will provide oversight with respect to all of the Portfolio Managers and will monitor and evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objectives and whether its investment performance is satisfactory. In this regard, the Investment Manager will require transparency relating to risk reporting by the Portfolio Managers.

                            Of course, as with any other investment strategy or approach, there is no assurance that the Fund's investment strategy and rationale will provide positive investment returns to the shareholders. See "Risk Factors" for a discussion of some of the risks inherent in the fund of hedge funds structure.

The Investment Manager      Tremont Partners, Inc. (the "Investment Manager"),
                            serves as the Fund's investment manager and provides day-to-day investment management services to the Fund. The Investment Manager is an indirect wholly-owned subsidiary of Oppenheimer Acquisition
                            Corp. and an affiliate of OppenheimerFunds, Inc., the widely-known mutual fund manager. Since 1984, the Investment Manager and its affiliates within the TCM organization have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers,
                            ERISA plans, and high net worth individuals.
                            These services include tracking and evaluating over 2,000 domestic and offshore investment funds. As of December 31, 2003, the Investment
                            Manager had in excess of [ - ] and, together with its affiliates within TCM, had in excess of [ - ] of assets under management.

Management Fee              The Fund will pay the Investment Manager a
                            monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of each calendar month (before any repurchases of shares).

The Administrator           The Fund has retained [-] (the "Administrator") to
                            provide certain administrative services to the Fund.
                            Fees payable to the Administrator for these services and reimbursement for the Administrator's out-of-pocket expenses will be paid by the Fund.

Administration Fee          In consideration for providing administrative
                            services, the Fund will pay the Administrator a monthly fee (the "Administration Fee") computed at the annual rate of [__________%] of the aggregate net asset value of outstanding shares determined as of the last day of each calendar month.

Portfolio Fund Fees and     Portfolio Managers charge various fees (or receive
Compensation                performance compensation) to the Portfolio Funds in
                            which the Fund will invest. These include management fees of between 1% and 3% (annualized) of assets under management and performance compensation which may be between 10% and 25% of a Portfolio Fund's capital appreciation, which may or may not be subject to various benchmarks.

Borrowing; Use of           The Fund is authorized to borrow money to meet
Leverage                    repurchase requests and for cash management
                            purposes. The Fund is also authorized to borrow money for investment purposes, although it intends to do so only "opportunistically" that is, when attractive investment opportunities are available that would further the Fund's investment objective when sufficient cash or other liquid resources are not otherwise available or when the Investment
                            Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowing for investment purposes is known as "leverage" and involves a high degree of risk. See "Risk Factors -
                            General Risks -- Leverage; Interest Rates; Margin."

                            The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). However, the Fund intends to limit its use of leverage to 20%, i.e., the Fund will have assets equal to at least 400% of its indebtedness (the "Asset Coverage Requirement"). These limits do not apply to the Portfolio Funds. The investment programs of certain Portfolio Managers may make extensive use of leverage, and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. Although not applicable to Portfolio Funds, the Asset Coverage Requirement will apply to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security." See "Investment Objective and Principal Strategies - Other Investment Strategies - Borrowing; Use of Leverage."

Distribution Policy;        Commencing with the Fund's first dividend, the Fund
Dividends                   intends to distribute to shareholders all or a
                            portion of its net investment income quarterly and net realized capital gains, if any, at least annually. The Fund expects to pay quarterly dividends beginning in December 2004.

                            At times, in order to maintain a stable level of distributions, the Fund may pay capital gains more frequently than annually. The Fund intends to seek exemptive relief from the SEC to permit it to adopt such a policy. There is no assurance that the Fund will be able to obtain the necessary exemptive relief or that its Board will implement such policy. If implemented, the Board will reserve the right to change the policy from time to time. See "Distribution Policy."

Automatic Dividend          The Fund has established an Automatic Dividend
Reinvestment Plan           Reinvestment Plan (the "Plan"). Under the Plan, all
                            dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund unless the shareholder is ineligible or elects to receive cash. See "Distribution Policy -
                            Automatic Dividend Reinvestment Plan."

Unlisted Closed-End         The Fund has been organized as a closed-end
Structure Limited           management investment company. Closed-end funds
Liquidity and Transfer      differ from open-end management investment companies
Restrictions                (commonly known as mutual funds) in that
                            shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.

                            The Fund will not list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. Shareholders will not be able to redeem their shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund's shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors. The Fund may require substantial documentation in connection with a requested transfer of shares and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund will conduct quarterly repurchase offers. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. See "Quarterly Repurchase Offers," below.

Quarterly Repurchase        In order to provide a limited degree of liquidity to
Offers                      shareholders, the Fund intends to conduct quarterly
                            repurchase offers, as of the last business day of each December, March, June, and September, provided that it is then in the best interests of the Fund and the shareholders to do so. The period in which to tender shares for repurchase will commence in the month preceding the month containing the repurchase date and the repurchase will be completed within two months after the repurchase date. The Fund intends to conduct the first repurchase offer as of September 30, 2005 with tenders beginning in August 2005 and payments completed in November 2005.
                            In each repurchase offer, the Fund intends to offer to repurchase up to 5% of its outstanding shares at their net asset value. No repurchases will be made within one year following the date of purchase by shareholders pursuant to the offering made hereby. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase
                            Offers."

                            To the extent the Fund finances the payment of repurchase proceeds by selling Fund investments that are liquid, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of portfolio securities to finance the repurchase of shares could reduce the market price of those securities, which would in turn reduce the Fund's net asset value. See "Risk Factors - General Risks - Repurchase Offers."

Additional Sales of         The Fund may, at some time in the future, conduct
Shares                      additional sales of its shares at a price not to
                            exceed the shares' net asset value to existing shareholders of the Fund who continue to be Qualified Investors. Such sales may include quarterly sales of shares offered under this Prospectus and then subsequently repurchased by the Fund as provided herein. Such sales will not commence until the Fund has invested the proceeds from this offering. See "Repurchase Offers" and "Repurchase Procedures."

Risk Factors                An investment in the Fund involves substantial
                            risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements, risks relating to the use of leverage, and risks relating to the limited liquidity of shares. Some of these additional risks include:

                            -  General Economic and Market Conditions
                            -  Highly Volatile Markets
                            -  Risks of Securities Activity
                            -  Illiquid Portfolio Investments
                            -  Industry Concentration
                            -  Limited Liquidity

                            Accordingly, the Fund should be considered a speculative investment, and an investor should invest in the Fund only if it can sustain a complete loss of its investment. See "Risk Factors."

                            SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load (as a percentage of offering price)                       $
Organizational and offering expenses                                         $ 0.05(per share)
Automatic dividend reinvestment plan fees                                      none
Maximum repurchase fee                                                         none

ANNUAL EXPENSES* (as a percentage of net assets attributable to shares)
Management Fee                                                                 1.25%
Shareholder servicing fees                                                     0.50%
Administration Fee                                                                -
Other expenses                                                                    -
                                                                             ------
Total annual expenses*                                                            -%
                                                                             ======

*Total annual expenses excludes interest expense, indirect investment advisory fees, performance compensation and other expenses incurred by Portfolio Funds and Portfolio Accounts in which the Fund invests. Generally, such advisory fees, if applicable, range from 1% to 3% (annualized) of the average value of the Fund's investment and performance compensation ranges from 10% to 25% of the capital appreciation in the Fund's investment for the year.

The purpose of the table above is to assist shareholders in understanding the various costs and expenses shareholders would bear directly or indirectly as a shareholder of the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $____ million, and include expenses of approximately $__________ incurred in connection with the initial organization of the Fund. The Fund will also incur organizational and offering expenses estimated to be $__________, a portion of which equal to an aggregate of $.05 multiplied by the number of shares sold, will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above. Any additional organizational and offering expenses will be borne by the Investment Manager. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund and Fees."

The following example provides an illustration of expenses which may be paid by shareholders in respect of an investment in the Fund:

                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------
Shareholders would pay the following
expenses on a $1,000 investment, assuming
a 5% annual return:                            $___     $___      $___       $___

SHAREHOLDERS SHOULD BE AWARE THAT THE EXAMPLE DOES NOT PRESENT ACTUAL EXPENSES AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Lastly, shareholders should note that the Fund's organizational and offering expenses are not reflected in the example.

                                  RISK FACTORS

All investments carry risks to some degree. AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. Accordingly, the Fund should be considered a speculative investment and an investor should invest in the Fund only if it can sustain a complete loss of its investment. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of shares.

GENERAL RISKS

LACK OF OPERATING HISTORY OF THE FUND. The Fund is a newly organized investment company with no previous operating history. Although the Investment Manager has, and the Fund's Portfolio Managers are likely to have, considerable experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

UNLISTED CLOSED-END FUND; LIMITED LIQUIDITY. The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares and there is no assurance that a secondary market will develop. The shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis and they may not be exchanged for shares of any other fund. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for up to 5% of its outstanding shares at net asset value, the Fund shares are significantly less liquid than shares of funds that trade on a stock exchange.

Also, because the shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

A shareholder may not be able to sell all the shares that it wishes to sell in a repurchase offer. In extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments.

LEVERAGE; INTEREST RATES; MARGIN. The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes and, opportunistically, in certain situations for investment purposes. In addition, Portfolio Funds are generally permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed by the Portfolio Manager and further magnified to the extent the Fund is also using leverage. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Accounts have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

LACK OF OPERATING HISTORY OF PORTFOLIO FUNDS. Certain Portfolio Funds may be newly formed entities that have no operating histories. In these cases, the Investment Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, past investment performance may not be indicative of the future results of an investment in a Portfolio
Fund managed by a Portfolio Manager. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

AVAILABILITY OF INVESTMENT OPPORTUNITIES. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity. The Investment Manager, the Administrator and their respective affiliates may seek investment opportunities similar to those the Fund may be seeking and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

CONTROL POSITIONS. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or if litigation were to be resolved adverse to the Portfolio Funds, the Portfolio Funds likely would suffer losses on their investments.

NON-DIVERSIFIED STATUS. The Fund is "non-diversified" under the Investment Company Act. That means that the Fund is not subject to limitations under the Investment Company Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Portfolio Fund. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments sufficiently so that it will qualify as a "regulated investment company" under the Code. Under that requirement, the Fund may invest no more than 25% of the value of its total assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

INDUSTRY CONCENTRATION RISK. Portfolio Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Although the Fund does not believe this is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

If the Fund engages a Portfolio Manager to manage a Portfolio Account, then the Fund shall be required to look through to the assets of such Portfolio Manager's affiliated Portfolio Funds in determining compliance with the industry concentration policy.

REPURCHASE OFFERS. The Fund will offer to purchase only a small portion of its shares each quarter and there is no guarantee that a shareholder will be able to sell all of the shares that it desires to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

If a shareholder tenders shares in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the shareholder will be based on the net asset value of the Fund's assets as of the repurchase date, the net asset value of shares that are tendered by shareholders generally will not be determined until a date approximately one month later. Moreover, if a shareholder tenders all of its shares, the last 5% of the value of the shares will not be distributed until a confirmation of the net asset value has occurred based upon the Fund's year-end audit. Thus, a shareholder will not know its repurchase price until after it has irrevocably tendered its shares. No repurchases will be made within one year following the date of purchase by shareholders pursuant to the offering made hereby.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. An investment in the Fund provides limited liquidity since shareholders will not be able to redeem shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, shares are not transferable and liquidity will be provided only through repurchase offers made from time to time by the Fund.

An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the holders of shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased shares. Portfolio Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to shareholders.

RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements at all or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

ABSENCE OF LIABILITY. Subject to limitations imposed by the Investment Company Act, neither the Trustees nor the Investment Manager shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ANTI-MONEY LAUNDERING. If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold shares to, or is otherwise holding assets of, any person or entity that is acting directly or indirectly in violation of any U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected in engaging in foreign corruptions, the Fund, Investment Manager or governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of shares. The Fund may also be required to remit or transfer those assets to a governmental agency.

CONFLICTS OF INTEREST. The Investment Manager and its affiliates, as well as many of the potential Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, "Other Accounts"). As a result, the Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts. Portfolio Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

NO REGISTRATION. Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") in reliance on certain exemptions from registration under that act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

EXPENSES RELATED TO PORTFOLIO FUNDS. Investors in the Fund directly bear the Fund's expenses, and indirectly bear expenses of the Portfolio Funds and Portfolio Accounts, including performance-based compensation (whether such compensation is a performance based fee or a performance-based allocation) assessed by Portfolio Funds or Portfolio Accounts. Similarly, shareholders bear a proportionate share of the other operating expenses of the Fund (including the Administration Fee) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that will be considerably higher than the $25,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

Each Portfolio Manager will receive any performance-based compensation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this compensation from the Fund (and indirectly from shareholders) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result. Performance-based compensation may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation.

LIQUIDITY CONSTRAINTS OF PORTFOLIO FUNDS. Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

Portfolio Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. See "Investment-Related Risks - Risks of Securities Activities - Illiquid Portfolio Investments" and "Calculation of Net Asset Value." In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.

PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager's Portfolio Fund. It is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts. Portfolio Accounts will be subject to the investment policies and restrictions of the Funds, as well as the provisions of the Investment Company Act and the rules thereunder.

VALUATION OF PORTFOLIO FUNDS. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit and any valuations will be determined for each Portfolio Fund in accordance with such Portfolio Fund's valuation policies. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Although the Investment Manager will review the valuation procedures used by the Portfolio Managers of the Portfolio Funds, the Investment Manager and the Board will have little or no means of independently verifying valuations provided by such Portfolio

Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

DILUTION. If a Portfolio Manager limits the amount of capital that may be contributed to a Portfolio Fund by the Fund, additional sales of shares of the Fund will dilute the participation of existing shareholders in the returns to the Fund from such Portfolio Fund.

TURNOVER. The Fund's activities involve investment in the Portfolio Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund's investment.

INABILITY TO INVEST IN PORTFOLIO FUNDS. In the event that the Fund is able to make investments in Portfolio Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Portfolio Funds in money market securities or other liquid assets pending investment in Portfolio Funds. During this time that the Fund's assets are not invested in Portfolio Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

INDEMNIFICATION OF PORTFOLIO FUNDS. The Portfolio Managers of the Portfolio Funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Portfolio Funds and Portfolio Managers of Portfolio Funds from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares.

INDIRECT INVESTMENT IN PORTFOLIO FUNDS. Any transaction by which the Fund indirectly gains exposure to a Portfolio Funds by the purchase of a swap or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments will generally be subject to transaction and other fees that will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund's value may decrease as a result of such indirect investment. See "Derivatives" and "Swap Agreements" below.

INVESTMENTS IN NON-VOTING SECURITIES. Consistent with applicable law, Portfolio Funds may not be obligated to disclose contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, for regulatory reasons, the Fund may need to limit the amount of voting securities in a particular Portfolio Fund. To the extent the Fund holds non-voting securities of a Portfolio Fund, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund. This restriction could diminish the influence of the Fund in a

Portfolio Fund and adversely affect its investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on a shareholder in the Fund.

CONTROL OVER PORTFOLIO MANAGERS. The Investment Manager will invest in Portfolio Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Fund's investment objective and strategy. The Investment Manager does not and will not control the Portfolio Managers of these Portfolio Funds, however, and there can be no assurance that a Portfolio Manager will manage its Portfolio Funds in such a manner.

INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts and, thus, the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

RISKS OF SECURITIES ACTIVITIES. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Portfolio
Managers:

    - EQUITY SECURITIES. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under "Non-U.S. Investments" below. Issuers of un-sponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

    - BONDS AND OTHER FIXED-INCOME SECURITIES. Portfolio Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Portfolio Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e, market risk).

    - NON-U.S. INVESTMENTS. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company's assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the U.S. or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

    - FOREIGN CURRENCY TRANSACTIONS. The Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns. The Portfolio Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Portfolio Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Portfolio Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Portfolio Fund has contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between a Portfolio Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes in seeking to meet a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. Generally, Portfolio Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

    - SMALL CAPITALIZATION ISSUERS. Portfolio Funds may invest in smaller capitalization companies, including micro cap companies. Securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

    - DISTRESSED SECURITIES. Certain of the companies in whose securities the Portfolio Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and stock in which a Portfolio Fund may invest may be less than investment grade, which may result in the Fund's experiencing greater risks than it would if investing in higher rated instruments.

    - PURCHASING INITIAL PUBLIC OFFERINGS. The Portfolio Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

    - ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when the Portfolio Manager desires to do so or to realize what the Portfolio Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security's price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

HEDGING TRANSACTIONS. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

SWAP AGREEMENTS. A Portfolio Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a "constructive ownership of the reference property" which may result in a portion of any long-term capital gain being treated as ordinary income. See "Taxes."

COUNTERPARTY CREDIT RISK. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of Portfolio Funds and Portfolio Accounts. The ability of Portfolio

Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SHORT SELLING. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Portfolio Funds and Portfolio Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain). When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

                                    *  *  *

LIMITS OF RISK DISCLOSURES. The above discussions of the various risks associated with the Fund and the shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

                                    *  *  *

                                 USE OF PROCEEDS

If all of the shares offered hereby are sold at the offering price of $25.00 per share, the net proceeds of the offering to the Fund, are estimated to be approximately $_______________, after deducting offering expenses payable by the Fund estimated at approximately $__________. The Fund will invest substantially all of the net proceeds of the offering in Portfolio Funds and Portfolio Accounts in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of this offering. Based on current market conditions and depending upon the availability of investment opportunities, the Investment Manager expects the Fund will be fully invested within three to six months. Pending full investment of the proceeds of the offering in Portfolio Funds, the proceeds of the offering will be invested in short-term high quality debt securities, such as securities of the U.S. government and its agencies and instrumentalities. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S INVESTMENT OBJECTIVE. The Fund seeks to generate consistently absolute returns over various market cycles and to seek long-term capital appreciation. No assurance can be given that the Fund will achieve its investment objective.

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by allocating its assets for investment among a select group of Portfolio Managers that are alternative asset managers employing a wide range of specialized investment strategies. It will allocate its assets dynamically among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall investment exposure to general trends in equity, debt and other markets. The Investment Manager is responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Board. The Fund will implement these allocation decisions primarily by investing in Portfolio Funds that are managed by Portfolio Managers selected by the Investment Manager.

Portfolio Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are generally not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. The typical Portfolio Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

The investment programs of the Portfolio Managers may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Market neutral investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of debt, equity and other markets. Many of the investment programs of Portfolio Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Directional strategies include investment programs that exhibit a higher correlation to general market performance. In allocating the Fund's assets among Portfolio Managers that pursue directional strategies, the Investment Manager will emphasize investment programs that it believes are most likely to achieve high rates of return under prevailing market conditions.

CHANGES TO THE FUND'S INVESTMENT OBJECTIVE AND POLICIES. The Fund's Board can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting shares. The Fund's investment objective is not a fundamental policy. However, the objective will not be changed without prior notice to shareholders. Some of the Fund's investment restrictions that are fundamental policies are listed in the SAI. An investment policy is not fundamental unless this Prospectus or the SAI says that it is.

ALLOCATIONS TO PORTFOLIO FUNDS. The Investment Manager takes a three-tiered approach to asset allocation and Portfolio Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Portfolio Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

The investment strategies of the Portfolio Managers may include, among others:

    - LONG/SHORT EQUITY. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Portfolio Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.

    - EQUITY HEDGING AND ARBITRAGE. This strategy generally involves creating simultaneously long and short matched equity portfolios of the same size within a country. Equity market neutral portfolios are usually designed to be either beta (a measure of an equity security's volatility relative to the equity market) or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures as well. Leverage is often applied to enhance returns. Arbitrage is designed to exploit equity market inefficiencies.

    - FIXED INCOME HEDGING AND ARBITRAGE. This strategy seeks to exploit pricing anomalies within and across global fixed income markets and their derivative products using leverage to enhance returns.

    - CURRENCY HEDGING AND ARBITRAGE. This strategy seeks to capture the price differential between a basket currency and its component currencies.

    - INDEX ARBITRAGE. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

    - INTEREST RATE ARBITRAGE. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.

    - MERGER ARBITRAGE. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

    - CONVERTIBLE BOND AND WARRANT HEDGING. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

    - PAIRS TRADING. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

    - EVENT DRIVEN. This strategy involves taking long or short positions in a security based on the expected value of the security upon completion of a certain transaction or event.

    - DISTRESSED ISSUER. This strategy involves investing in debt or equity securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments. Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

SELECTION OF PORTFOLIO MANAGERS. The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets or instruments in which they invest. The Investment Manager will continuously monitor for attractive investment opportunities resulting from marketing inefficiencies that it believes can be successfully exploited by hedge fund strategies. As such opportunities arise, the Investment Manager will seek to allocate the Fund's assets to Portfolio Managers that it believes will most effectively respond to such opportunities. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another. The

Investment Manager expects generally to allocate the Fund's assets to approximately 15 to 20 Portfolio Managers.

The multi-manager approach followed by the Fund will involve allocation of the Fund's assets to Portfolio Managers that employ various market neutral investment styles and strategies and will provide investors access to a variety of Portfolio Managers. The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. However, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account." The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Trustees") who are not "interested persons," as defined by the Investment Company Act, of the Fund (the "Independent Trustees"). The retention of a Portfolio Manager will in such cases also be subject to approval by shareholders, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts, including Section 15 of the Investment Company Act.

Portfolio Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Portfolio Manager's performance during various time periods and market cycles; the Portfolio Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager's investment program.

REPLACEMENT OF A PORTFOLIO MANAGER. The Investment Manager will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate the Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers, as it determines appropriate and consistent with the Fund's investment objective. Shareholders will not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio Manager to manage a Portfolio Account will be subject to the approval of the Board and shareholders. The Fund may seek to obtain an SEC order exempting it from the requirement that shareholders approve Portfolio Managers that are retained to manage Portfolio Accounts. It cannot be predicted whether such an order will be issued.

LIMITS ON ALLOCATING FUND ASSETS TO ANY ONE PORTFOLIO FUND. Not more than 10% of the net assets of the Fund will be allocated to any one Portfolio Manager. The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding voting shares will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in certain Portfolio Funds deemed attractive by the Investment Manager, and subject to the foregoing limitation that the Fund will not purchase 5% or more of the outstanding voting securities of any one Portfolio Fund, the Fund may purchase non-voting securities of Portfolio Funds, subject to an overall limitation that the Fund will not purchase a combination of voting and non-voting shares in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity and subject further to the 10% limitations described above.

PORTFOLIO MANAGERS' INVESTMENTS. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in Portfolio Funds will not themselves be marketable and will have only limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, which may include, among others, domestic and foreign equities and equity-related instruments, derivatives, currencies, financial futures, swaps, call and put options, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds, Portfolio Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to investment companies registered under the Investment Company Act, such as the Fund. As a result, Portfolio Funds may involve additional risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of industries. See "Risk Factors - General Risks - Non-Diversified Status." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

OTHER INVESTMENT STRATEGIES. Portfolio Managers can also use some or all of the investment techniques and strategies described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

    - BORROWING; USE OF LEVERAGE. The Fund is authorized to borrow money to meet repurchase requests and for cash management purposes. The Fund is also authorized to borrow money for investment purposes, although it intends to do so only "opportunistically", that is when attractive investment opportunities are available that would further the Fund's investment objective and sufficient cash or other liquid resources are not otherwise available or where the Investment Manager believes it would not be prudent to sell existing portfolio holdings. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk.

The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). However, the Fund intends to limit its use of leverage to 20%, i.e., the Fund will have assets equal to least 400% of its indebtedness (the "Asset Coverage Requirement"). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The investment programs of certain Portfolio Managers may make extensive use of leverage. The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security."

    - SHORT SELLING. Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Portfolio Fund or Portfolio Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio Fund or Portfolio Account, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors - Special Investment Instruments and Techniques - Short Selling."

    - DERIVATIVES. Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors - Special Investment Instruments and Techniques
- Derivatives."

    - SHORT-TERM AND DEFENSIVE INVESTMENTS. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. To the extent the Fund invests in these securities or holds cash, such investments are inconsistent with the Fund's investment objective and the Fund will not achieve its investment objective.

                              INVESTMENT RATIONALE

The Fund has been established as a fund of hedge funds. That means it is a pooled investment vehicle with a portfolio consisting of underlying hedge funds managed by individual Portfolio Managers, rather than, for example, direct investments in the equity or fixed-income markets. The Investment Manager and its affiliates in TCM have a well-established reputation as a global provider of hedge fund investment management services. Generally speaking, diversification obtained through the investment in a portfolio of hedge funds, as opposed to a single hedge fund, may reduce individual fund and manager risk. The Investment Manager has the responsibility of selecting appropriate Portfolio Funds to enable the Fund to achieve diversification across various styles and individual Portfolio Managers having little correlation to one another and to the U.S. equities markets in general. In this way the Investment Manager seeks to achieve a portfolio that exhibits lower volatility than long-only equity strategies and may attain higher risk-adjusted returns as compared with equity, bond and other traditional asset classes. In selecting Portfolio Funds, the Investment Manager will seek to access Portfolio Managers with established track records of consistently positive performance. Many of these managers often require high minimum contributions, and thus, the Fund in those cases serves to facilitate investment opportunities that might not otherwise be attainable by investors.

Hedge funds of the type sought to be included in the Portfolio Funds possess many similar attributes: in pursuing their investment strategies, they seek absolute return investment objectives, defined as a target rate of return that is not index or benchmark-based, and the ability to be long and/or short, while employing multiple investment techniques using a wide range of financial instruments; managers' compensation often includes a performance-based component; management personnel often maintain significant personal investments in their funds; and the funds generally impose limits on the number and types of investors in the fund.

Professional portfolio strategists at the Investment Manager will evaluate and monitor the global capital markets and individual hedge fund manager strategies in order to assist the Fund in meeting its objectives. The Investment Manager will provide oversight with respect to all of the Portfolio Managers and will monitor and evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objectives and whether its investment performance is satisfactory. In this regard, the Investment Manager will require transparency relating to risk reporting by the Portfolio Managers.

Of course, as with any other investment strategy or approach, there is no assurance that the Fund's investment strategy and rationale will provide positive investment returns to the shareholders. See "Risk Factors" for a discussion of some of the risks inherent in the fund of hedge funds structure.

                         MANAGEMENT OF THE FUND AND FEES

GENERAL. The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 25, 2004 and has no operating history. The Fund's principal office is located at [-].

THE BOARD OF TRUSTEES. The Fund is governed by the Board, which is responsible for protecting the shares of shareholders under Massachusetts law. The Board is elected by shareholders and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Investment Manager. The section of the SAI entitled "Board of Trustees; Officers" identifies the Trustees and officers of the Fund (who are elected by the Trustees) and provides more information about them.

THE INVESTMENT MANAGER. The Fund's Investment Manager is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund's investment program. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within TCM to assist the Investment Manager in providing the investment management services.

Since its formation in 1984, the Investment Manager and its affiliates within TCM have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. These services include tracking and evaluating over 2,000 domestic and offshore investment funds. As of December 31, 2003, the Investment Manager had in excess of [ - ] and, together with its
affiliates within the TCM organization, had in excess of [   -   ] of assets
under management. The Investment Manager is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580 and, since October 1, 2001, has been an indirect wholly-owned subsidiary of Oppenheimer Acquisition Corp., an affiliate of OppenheimerFunds, Inc., the widely-known mutual fund manager.

MANAGEMENT TEAM. The Investment Manager is a wholly-owned subsidiary of TCM, a global provider of alternative asset investment management services. The following biographies are of the members of the Investment Committee of the Investment Manager and other officers of TCM primarily responsible for selecting Portfolio Managers on behalf of the Investment Manager and allocating the Fund's assets among them:

        SANDRA L. MANZKE, Member Investment Committee; Co-Chief Executive Officer, TCM. Ms. Manzke established Tremont Partners, Inc. in October 1984 after serving as a Principal at Rogers, Casey & Barksdale, Inc. from 1976 to 1984. Ms. Manzke is also a Director of certain private investment partnerships managed by the Investment Manager. From 1974 to 1976, she was an independent consultant to Bernstein Macauley responsible for reviewing the firm's products. In addition, she served as an investment manager at Scudder Stevens & Clark from 1969 to 1974. Ms. Manzke received a Bachelor of Fine Arts degree from Pratt Institute.

        ROBERT I. SCHULMAN, Member Investment Committee; Co-Chief Executive Officer, TCM. Mr. Schulman joined TCM in 1994. Prior to that, he was responsible for Smith Barney's $60 billion Consulting Services Division and Retail New Product Development and he was involved in all aspects of investment management and manager selection. Mr. Schulman founded the Leveraged Product Division at E.F. Hutton in 1982 and was responsible for the development of various derivative products, as well as growth index and financial futures and options trading. In 1986, he assumed responsibility for all retail products offered at E.F. Hutton. He is a graduate of New York University and received a Master of Business Administration degree in Finance from the Lubin School of Business.

        BARRY H. COLVIN, CFA, Member Investment Committee, Chief Investment Officer; President, TCM. Mr. Colvin directs TCM's alternative investment research and heads the Investment Manager's Investment

Committee. Prior to joining TCM in 1999, Mr. Colvin spent three years with Asset Consulting Group, Inc. of St. Louis, Missouri, first as Vice President and Head of Alternative Investments and then as Director of Research. From 1995 to 1997, Mr. Colvin was a fixed-income trader for General American Life and before that spent two years at Scottsdale Securities as Head of Business Development. From 1987 to 1994, he worked for Edward D. Jones & Co. in various roles, eventually becoming a partner. Mr. Colvin received a Bachelor of Arts degree in Economics from the University of Missouri. He is a Chartered Financial Analyst.

        PATRICK J. KELLY, CFA, Member Investment Committee; Senior Vice President and Director of Investment Technology, TCM. Mr. Kelly joined TCM in June 2001 and directs its investment technology department. From 1998 to 2001, he was Vice President and Risk Manager at Parker Global Strategies. From 1995 to 1998, Mr. Kelly was a Senior Portfolio Analyst at Ferrell Capital Management and, from 1993 to 1995, Mr. Kelly was an analyst at Kidder, Peabody, & Co. Mr. Kelly received a Bachelor of Science degree in Computer Science, Electrical Engineering and Mathematics from Hofstra University and a Master of Business Administration degree in Finance from the Frank Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst.

        CYNTHIA J. NICOLL, Member Investment Committee; Senior Vice President and Director of Investment Management, TCM. Ms. Nicoll joined TCM in December 2000 and directs its investment management department. Ms. Nicoll came to Tremont from Parker Global Strategies where she was Managing Director of Strategic Initiatives. From 1993 to 1999, she designed hedge fund-indexed structured products for Greenwich Capital and National Westminster Bank PLC. From 1979 to 1993, Ms. Nicoll marketed foreign exchange, structured debt and other financings for Manufacturers Hanover/Chemical Bank (now JP Morgan). Ms. Nicoll received a Bachelor of Arts degree in American History from Yale University and a Master of Business in Finance and International Business from New York University.

        SUZANNE S. HAMMOND, Senior Vice President, Secretary and Treasurer, TCM. Ms. Hammond joined TCM in 1989 and is responsible for program analysis and fund administration/supervision of its proprietary products. Ms. Hammond is also responsible for certain investment supervision clients and is a director of certain private investment partnerships managed by affiliates of the Investment Manager. From 1983 until 1989, Ms. Hammond was a Senior Analyst with Rogers, Casey & Barksdale, Inc. responsible for major consulting clients. For the preceding five years, Ms. Hammond served as the liaison representative managing listed midwestern companies on the New York Stock Exchange, Inc. She received a Bachelor of Arts degree in Russian History/Economics from the University of North Carolina, Chapel Hill and an Associate Degree in Business Administration from Colby Jr. College.

MANAGEMENT FEE. As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of each month (before any repurchases of shares).

SHAREHOLDER SERVICING FEE. The Fund intends to pay compensation to selected brokers and dealers that are not affiliated with the Fund or the Investment Manager that hold shares for their customers in accordance with the several shareholder servicing agreements between the Fund and the brokers and dealers. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the average monthly net asset value of outstanding shares held by the brokers and dealers for their customers. The brokers and dealers will provide customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. In addition, the shareholder servicing agreements provide that the brokers and dealers have implemented procedures designed to enable them to form a reasonable belief that any transferees of the shares that are clients of the brokers and dealers are Qualified Investors, including having a statement regarding transfer restrictions on all customer confirmations that each broker and dealer will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. The amount of the shareholder servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the NASD. Servicing fees will accrue daily as an expense of the Fund.

ADMINISTRATIVE SERVICES. Under the terms of an administration agreement with the Fund, [-] will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. In consideration for these services, the Fund will pay [ - ] a monthly fee computed at the annual rate of [-]% of the aggregate net asset value of outstanding shares determined as of the last day of each calendar month (the "Administration Fee").

FUND EXPENSES. The Fund will bear its own expenses including, but not limited to the Management Fee; the Administration Fee; any taxes; investment-related expenses incurred by the Fund (e.g., management fees charged by the Portfolio Managers and Portfolio Funds, costs associated with organizing and operating any Portfolio Accounts, underwriting fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Trustees and the Fund's independent auditors; costs associated with the registration of the shares, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

All Fund organizational expenses and the offering costs of the Fund above $.05 per share will be borne voluntarily by the Investment Manager.

                  DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. The Fund's shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

                                REPURCHASE OFFERS

The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that shareholders will not have the right to redeem their shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if shareholders invest in the Fund shareholders will have very limited opportunity to sell their shares.

To provide shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of their shares, the Fund intends to make quarterly offers to repurchase its shares unless the Board determines that any such offer would not be in the Fund's and the shareholders' best interest. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. No repurchases will be made within one year following the date of purchase by shareholders pursuant to the offering made hereby. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. For each repurchase offer, there will be a repurchase date as of which any shares that have been tendered will be repurchased, although payment for the shares will occur later. At least one month prior to each repurchase date, shareholders will be notified that a repurchase period has commenced and shareholders will thereupon have a one-month period in which to complete and submit their repurchase documentation. If the necessary documentation is not submitted during that period by any shareholder, that shareholder will have to wait until future repurchase periods in order to tender its shares. Generally, except for the 5% holdback described below under "Repurchase Procedures," payment for tendered shares will be made within 45 days after each repurchase date. The Fund intends to conduct the first quarterly repurchase offer as of September 30, 2005, with tenders commencing in August, 2005 and payment completed in November 2005. Thereafter, quarterly repurchase offers will be conducted as of the last day of each December, March, June and September. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

The Board will consider the following factors, among others, in making its determination:

        - whether any shareholders have requested to tender shares to the Fund;

        -     the liquidity of the Fund's assets;

        -     the investment plans and working capital requirements of the Fund;

        - the relative economies of scale with respect to the size of the Fund;

        - the history of the Fund in repurchasing shares or portions thereof;

        -     the economic condition of the securities markets; and

        - the anticipated tax consequences to the Fund of any proposed repurchases of shares or portions thereof.

At each such quarter, by repurchase offer, the Fund will offer to repurchase up to 5% of the number of shares outstanding on the date repurchase requests are due. When a repurchase offer commences, the Fund will send a notification of the offer, in advance of such offer, to shareholders via their financial intermediaries. The notification will specify, among other things:

        -     the percentage of shares that the Fund is offering to repurchase;

        -     the date on which a shareholder's repurchase request is due;

        - the date that will be used to determine the Fund's net asset value applicable to the share repurchase;

        - the date by which shareholders will receive the proceeds from their share sales; and

        - the most current net asset value of the shares of the Fund that is available on the date of the notification, although such net asset value may not be the net asset value at which repurchases are made.

                              REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of shares, the valuation of shares as of the applicable repurchase date will be completed approximately one month after such date (the "Valuation Date") by which time shareholders will already have been required to have submitted their repurchase requests. The Fund will generally pay the net asset value of the shares repurchased (or as discussed below, 95% of such net asset value if all shares owned by a shareholder are repurchased) approximately one month after the Valuation Date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated net asset value of the shares and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the net asset value of shares as of a date proximate to the Valuation Date. The shareholder may inquire of the Fund, at the toll-free phone number indicated on the back cover of the Prospectus and the front cover of the SAI, as to the share net asset value last determined. In addition, there will be a substantial period of time between the date as of which shareholders must tender shares and the date they can expect to receive payment for their shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund has determined to redeem its shares in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

A shareholder who tenders for repurchase only a portion of his shares will be required to maintain a minimum account balance of $10,000. If a shareholder tenders a portion of his shares and the repurchase of that portion would cause the shareholder's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the shares to be purchased from the shareholder so that the required minimum balance is maintained.

Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

                         CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last day of each month generally by the last day of the following month. In determining its net asset value, the Fund will value its investments as of the month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

The Fund's valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of an Portfolio Fund does not represent the fair value of the Fund's investment in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are generally subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund's net asset value, the outstanding shares will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares.

The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the Investment Company Act, investments in the Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

If the Fund holds any securities other than interests in Portfolio Funds, the Fund will generally value the portfolio securities of any Portfolio Accounts and the portfolio securities held by the Fund as follows:

        (1) U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

        (2) Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

        (3) If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

        (4) All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fees, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the

Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, and, therefore, it will not be possible to determine the net asset value of the Fund more frequently.

                               DISTRIBUTION POLICY

The Fund will make distributions necessary to maintain its qualification as a regulated investment company under the Code.

DIVIDENDS. Commencing with the Fund's first dividend, the Fund intends to distribute to shareholders all or a portion of its net investment income quarterly. The Fund expects to pay quarterly dividends beginning in December 2004.

CAPITAL GAINS POLICY. The Fund intends to pay net realized capital gains, if any, at least annually. However, the Fund intends to file an application with the SEC seeking an exemptive order under the Investment Company Act facilitating the implementation of a policy which would permit capital gains to be distributed more frequently than annually. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board, implement such a policy. If such a policy is implemented the Board may elect to distribute all or a portion of capital gain income as frequently as quarterly.

There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of such policy or, if received, that the Board will implement such a policy. The Board reserves the right to change the dividend policy from time to time.

AUTOMATIC DIVIDEND REINVESTMENT PLAN. Pursuant to the Fund's Plan, unless a shareholder is ineligible or otherwise elects, all distributions of dividends and capital gains will be automatically reinvested by the Fund in additional shares of the Fund. A shareholder may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by contacting such shareholder's broker or dealer who will inform the Fund.

After the Fund declares a dividend or determines to make a capital gain distribution, participants will be issued additional shares at their then net asset value.

Each shareholder will have an account in the Plan and will be furnished confirmation of each transaction in the account as soon as practicable but not later than sixty (60) days after the date thereof, including information needed by shareholders for personal and tax records.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions through the Plan. Any fees associated with the handling of the reinvestment of dividends and distributions will be paid by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxes."

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution.

                                      TAXES

THIS INFORMATION IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX INFORMATION ABOUT ITS INVESTMENT. SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS ABOUT THE EFFECT OF AN INVESTMENT IN THE FUND ON THEIR PARTICULAR TAX SITUATIONS.

TAXES. The Fund intends to qualify as a regulated investment company under the Code. That means that in each year it qualifies and distributes to its shareholders at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction), it will pay no federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and capital gains since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Fund shares.

Shareholders should be aware of the following tax implications of investing in the Fund:

        - Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long shareholders have held their shares.

        - If the Fund receives dividends from U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from "qualified dividend income" are taxed to individuals at the rates applicable to long-term capital gains. Certain holding period and other requirements must be met by shareholders and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

        - Every calendar year the Fund will send shareholders and the Internal Revenue Service a statement showing the amount of any taxable dividends and other distributions the Fund paid to shareholders in the previous calendar year. The tax information the Fund sends shareholders will separately identify any long-term capital gains or qualified dividend income distribution the Fund paid to shareholders.

        - Because the Fund's share prices fluctuate, shareholders may have a capital gain or loss when its shares are repurchased or shareholders exchange them. A capital gain or loss is the difference between the price shareholders paid for the shares and the price shareholders received when they were accepted for repurchase or exchange. Generally, when shares of the Fund shareholders have tendered are repurchased, shareholders must recognize any capital gain or loss on those shares.

        - If shareholders buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to shareholders as a taxable distribution.

        - The tax treatment of dividends and distributions will be the same regardless of whether they are paid to shareholders in cash or reinvested in additional shares of the Fund.

        - Shareholders should review the more detailed discussion of federal income tax considerations in the SAI.

The Fund may be required to withhold U.S. federal income tax from all taxable distributions payable if shareholders:

        - fail to provide the Fund with their correct taxpayer identification numbers;

        -     fail to make required certifications; or

        - have been notified by the Internal Revenue Service that shareholders are subject to backup withholding.

RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

                                  UNDERWRITING

[         ] are acting as representatives of the underwriters named below.
Subject to the terms and conditions stated in the Fund's underwriting agreement
dated   -   , 2004, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of shares set forth opposite the name of such underwriter.

            UNDERWRITERS                      NUMBER OF SHARES

            ------------                      ----------------

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares if they purchase any of the shares, except that no underwriter will be under any obligation to purchase any shares that were to be purchased but were not purchased by any other underwriter.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $__________ per share. The sales load the Fund will pay of $_______ per share is equal to _______% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not to exceed $_____ per share on sales to certain other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before _____________, 2004. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The sales load per share for purchases of $250,000 or more, but less than $500,000, will be $_______. The sales load per share for purchases of $500,000 or more, but less than $1.0 million, will be $_______. The sales load per share for purchases of $1.0 million or more will be $_______.

The Fund will pay a shareholder servicing fee to each broker or dealer that is not affiliated with the Fund and that has entered into a shareholder servicing agreement with the Fund at the initial annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers. __________ have entered into shareholder servicing agreements with the Fund.

The Investment Manager has agreed to pay to _____ and certain other underwriters from its own resources a structuring fee in connection with the sale and distribution of the shares in an aggregate amount equal to $_____.

The total amount of the fee payments, including sales load, plus amounts paid by the Fund to reimburse certain underwriter legal expenses, will not exceed an aggregate of 9% of the total price to the public of the shares offered hereby.

Prior to the offering, there has been no public market for the shares. Consequently, the initial public offering price for the shares was determined by negotiation among the Fund, the Investment Manager and the representatives. There can be no assurance, however, that the price at which the shares may sell in any public market which may occur after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering. The shares will not be listed on any exchange.

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering.

        [              ]

In the underwriting agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), or to contribute payments the underwriters may be required to make for any of those liabilities.

The Fund will incur organizational and offering expenses estimated at $__________ from the proceeds of the offering. The Investment Manager has agreed to pay all organizational expenses of the Fund and offering costs of the Fund (other than sales load) that exceed $0.05 per share.

In addition, the Fund has agreed to reimburse the underwriters for certain expenses incurred by them in the offering.

The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any underwriter to the Fund or the Investment Manager, by notice to the Fund or the Investment Manager, if, prior to the delivery of and payment for the shares, (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the common shares as contemplated by this Prospectus (exclusive of any supplement hereto).

The Prospectus in electronic format may be available on the website maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for the Investment Manager and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.

Prior to the public offering of shares, the Investment Manager will purchase shares from the Fund in an amount satisfying the net worth requirements of
Section 14(a) of the Investment Company Act.

The principal business address of _____ is [________________________________].

                INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS

Shares will be sold only to "Qualified Investors." Currently, "Qualified Investors" include: (i) a natural person or company (other than a company that is required to be registered under the Investment Company Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; and (ii) persons who have at least $750,000 under the Investment Manager's or its affiliates' management, including any amount invested in the Fund; and (iii) certain employees of the Investment Manager and its affiliates within TCM. Shareholders must complete and sign an investor certification that shareholders meet these requirements before shareholders may invest in the Fund. The form of this investor certification is contained in Appendix A of this Prospectus. The Fund will not be obligated to sell to brokers or dealers any shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

The shares will be subject to transfer restrictions that permit transfers only to persons who meet the standard for a Qualified Investor. The Fund may implement procedures designed to enable it to form a reasonable belief that all subsequent purchasers of the shares are Qualified Investors. A shareholder's ability to sell shares will be limited even if a secondary trading market for the shares develops. If a shareholder attempts to transfer shares to someone who is not a Qualified Investor, the transfer will not be permitted and will be void. The Fund may require substantial documentation in connection with a requested transfer of shares and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect.

                                 PURCHASE TERMS

Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $25,000. This minimum may be modified by the Fund from time to time.

Before an investor may invest in the Fund, the underwriters or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Funds' Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this Prospectus. An investor's certification must be received by the underwriters, along with its payment as described above, otherwise an investor's order will not be accepted.

                                  LEGAL MATTERS

Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10036, serves as counsel to the Fund and ____________________________________________ serves as counsel to the Independent Trustees. Tannenbaum Helpern Syracuse & Hirschtritt LLP ("Tannenbaum Helpern"), 900 Third Avenue, New York, New York 10022, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Tannenbaum Helpern is also counsel to the Investment Manager. Tannenbaum Helpern may rely as to matters of Massachusetts law on the opinion of ________________________ . Certain matters will be passed upon for the underwriters by _______________________________ .

                            TABLE OF CONTENTS OF SAI

                                                                          PAGE
Investment Policies and Practices

Certain Portfolio Securities and other Operating Policies

Repurchases, Mandatory Redemptions and Transfers of Shares

Board of Trustees; Officers

Code of Ethics

Investment Management Services

Fund Expenses

Share Ownership

Experts

Conflicts of Interest

Tax Aspects

ERISA Considerations

Brokerage

Valuation of Assets

Custodian

Summary of Declaration of Trust

Reports to Shareholders

Fiscal Year

Fund Advertising and Sales Material

Financial Statements

                                   APPENDIX A

TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

Account No.: _____________

Broker Name: _____________

INVESTOR CERTIFICATION

This certificate relates to Tremont Oppenheimer Absolute Return Fund (the "Fund") and is given to shareholders as broker with respect to a potential purchase of shares in the Fund.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, either (1) a net worth (if a natural person, together with assets held jointly with my spouse) of more than the amount specified in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for a "qualified client" (currently $1,500,000) or (2) I have at least $750,000 under the Investment Manager's or its affiliates' (within the Tremont Capital Management, Inc. organization) management, including any amount invested in the Fund; or (3) I am either (A) an executive officer or director of the Investment Manager or a person serving in similar capacity (B) an employee of the Investment Manager who, in connection with my regular functions and duties, participates in the investment activities of the Investment Manager and I have been employed in such capacity for at least 12 months. If I am signing on behalf of a company, I further certify that (1) such company is not a private investment company a registered investment company or a business development company or (2) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

(1) Shares may not be transferred except to a person who is a "qualified client," as such term is defined in Rule 205-3 of the Advisers Act, and

(2) who agrees not to transfer the shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions.

I understand that shareholders, the Fund and its investment adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify shareholders and hold shareholders harmless from any liability that shareholders may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final Prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise shareholders if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.

DATE:
      --------------------
BY:
      --------------------
Name:
      --------------------

* For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

[ - ]

TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATON IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    TREMONT OPPENHEIMER ABSOLUTE RETURN FUND

                                    [-, 2004]

                       STATEMENT OF ADDITIONAL INFORMATION

                            555 Theodore Fremd Avenue
                               Rye, New York 10580
                                 (914) 925-1140

                              toll-free (800) [ - ]

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the "Prospectus") of Tremont Oppenheimer Absolute Return Fund (the "Fund"), dated [-, 2004]. A copy of the Prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

     This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                            TABLE OF CONTENTS OF SAI

                                                                                PAGE
Investment Policies and Practices

Certain Portfolio Securities and other Operating Policies

Repurchases, Mandatory Redemptions and Transfers of Shares

Board of Trustees; Officers

Code of Ethics

Investment Management Services

Fund Expenses

Share Ownership

Experts

Conflicts of Interest

Tax Aspects

ERISA Considerations

Brokerage

Valuation of Assets

Custodian

Summary of Declaration of Trust

Reports to Shareholders

Fiscal Year

Fund Advertising and Sales Material

Financial Statements

Appendix A - Industry Classifications

                        INVESTMENT POLICIES AND PRACTICES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

     The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("shares"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund:

     -    May not issue senior securities.

     - May not borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

     - May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

     - May not make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the Investment Company Act.

     - May not purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

     - May not invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

     - May not invest 25% or more of the net asset value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; provided, however, that the Fund will invest 25% or more of the net asset value of its total assets in Portfolio Funds that pursue market neutral investment strategies (except temporarily during any period of adverse market conditions affecting Portfolio Funds that pursue such strategies), but will not invest 25% or more of the net asset value of its total assets in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry.

     - With respect to its share repurchases, will make share repurchase offers every three months, unless the Board determines that such an offer would not be in the Fund's and the shareholders' best interests, of up to 5% of the Fund's outstanding shares commencing September 2005.

     For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

     Currently, under the Investment Company Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

     The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the Portfolio Funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

     The Fund's investment objective is not in itself fundamental.

            CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

     As discussed in the Prospectus, the Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Portfolio Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES

     The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may generally invest Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

     Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

     Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

     A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

     Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors - Investment Related Risks - Risks of Securities Activities."

     As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

     ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

     The Fund, Portfolio Funds and Portfolio Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Tremont Partners, Inc., the Fund's Investment Manager (the "Investment Manager"), or Portfolio Managers deem appropriate under the circumstances. The Fund or Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

     Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

DERIVATIVES

     Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

     If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

     The Portfolio Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

     The Portfolio Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

     A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

     The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Investment Manager will claim an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a Commodity Pool Operator under the Commodity Exchange Act.

     Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

     Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

     Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES

     Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

     Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS

     The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

     A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

     To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

     Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

           REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

     The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that shareholders will not have the right to redeem its shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, shareholders will have very limited opportunity to sell their shares.

     To provide shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of their shares, the Fund intends to make quarterly offers to repurchase its shares unless the Board determines that any such offer would not be in the Fund's and the shareholders' best interest. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. No repurchases will be made within one year following the date of purchase by shareholders pursuant to the offering made hereby. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. For each repurchase offer, there will be a repurchase date as of which any shares that have been tendered will be repurchased, although payment for the shares will occur later. At least one month prior to each repurchase date, shareholders will be notified that a repurchase period has commenced and shareholders will thereupon have a one-month period in which to complete and submit their repurchase documentation. If the necessary documentation is not submitted during that period by any shareholder, that shareholder will have to wait until future repurchase periods in order to tender its shares. Generally, except for the 5% holdback described below under "Repurchase Procedures," payment for tendered shares will be made within 45 days after each repurchase date. The Fund intends to conduct the first quarterly repurchase offer as of September 30, 2005, with tenders commencing in August, 2005 and payment completed in November 2005. Thereafter, quarterly repurchase offers will be conducted as of the last day of each December, March, June and September. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

     The Board will consider the following factors, among others, in making its determination:

     -    whether any shareholders have requested to tender shares to the Fund;

     -    the liquidity of the Fund's assets;

     -    the investment plans and working capital requirements of the Fund;

     -    the relative economies of scale with respect to the size of the Fund;

     -    the history of the Fund in repurchasing shares or portions thereof;

     -    the economic condition of the securities markets; and

     - the anticipated tax consequences to the Fund of any proposed repurchases of shares or portions thereof.

     At each such quarter by repurchase offer, the Fund will offer to repurchase up to 5% of the number of shares outstanding on the date repurchase requests are due.

MANDATORY REDEMPTIONS

     The Fund has the right to redeem shares under certain circumstances. Such mandatory redemptions may be made if:

     - shares have been transferred or shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

     - ownership of shares will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

     - continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

     - any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

     - it would be in the best interests of the Fund to redeem shares or portion thereof.

                           BOARD OF TRUSTEES; OFFICERS

BOARD OF TRUSTEES

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board is comprised of both "independent" Trustees, as defined in the Investment Company Act (the "Independent Trustees"), and Trustees who are not independent (the "Interested Trustees"). The Board meets periodically throughout the year to oversee the Fund's activities and to review its performance and the actions of the Investment Manager.

     A Trustee serves on the Board for indefinite duration, until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days' prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.

     In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Investment Manager may manage and control the Fund but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund. The Board will render assistance to shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the Investment Company Act.

COMMITTEES

     The Board does not have a standing nominating or compensation committee but has appointed an Audit Committee, comprised of [Messrs. ____, _______ and _____], all of whom are Independent Trustees.

     The Audit Committee recommends the selection of the independent auditor to the Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund's independent auditor regarding the adequacy of the Fund's internal accounting procedures and controls, and
(iii) establishes a separate line of communication between the Fund's independent auditors and its Independent Trustees.

Based on the Audit Committee's recommendation, the Board, including a majority of the Independent Trustees, selected - (" - ") as auditors of the Fund. - also serves as auditors for certain other funds for which the Investment Manager acts as investment advisor.

TRUSTEE COMPENSATION

     The Fund pays each Independent Trustee an annual retainer of $[_______] and a per meeting fee of $[_______]. The Interested Trustees receive no fees or other compensation from the Fund. All Trustees are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

     All of the Trustees, whether Independent Trustees or Interested Trustees, are trustees, managers or officers of the following funds sponsored by Oppenheimer Funds, Inc. ("OFI"), an affiliate of the Investment Manager (collectively, the "OFI Funds") and may receive compensation from them for so serving.

                          [             ]
                          [             ]
                          [             ]
                          [             ]
                          [             ]
                          [             ]
                          [             ]

     The charts that follow include, in addition to the OFI Funds, other Oppenheimer funds, MassMutual Institutional Funds and MML Series Portfolio Fund which are defined, in accordance with the instructions for Form N-2, as the "Oppenheimer Fund Complex."

     The Independent Trustees received the compensation shown below with respect to the period ended ________, 200_ from the Fund and the Oppenheimer Fund Complex for serving as a trustee, manager or member of a committee (if applicable) of the boards of those funds.

                                                      COMPENSATION FROM FUND AND
TRUSTEE                    COMPENSATION FROM FUND    OPPENHEIMER FUND COMPLEX (1)
-------                    ----------------------    ----------------------------
Audit Committee Member              [$0]                          $-
                                    [$0]                          $-

Audit Committee Chairman            [$0]                          $-

Audit Committee Member              [$0]                          $-

1. Includes compensation paid only by the following OFI Funds which began operations prior to [ - ]: Oppenheimer Real Estate Fund, Oppenheimer Multi Cap Value Fund, Oppenheimer Tremont Market

   Neutral Fund, LLC and Oppenheimer Tremont Opportunity Fund, LLC.

TRUSTEES

     Information as of [ - ] concerning each of the Trustees is set forth below. Each Trustee's address is [ - ]. Brief descriptions of the Interested Trustees' relationships with the Investment Manager follow.

                                      [ - ]

                              INDEPENDENT TRUSTEES

                                                                                                   AGGREGATE
                                                                                                 DOLLAR RANGE
                                                                                                   OF SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN ALL
                                                                                    DOLLAR       PORTFOLIOS OF
                                                                                   RANGE OF           THE
                                                                                    SHARES        OPPENHEIMER
                                                                                 BENEFICIALLY         FUND
                                                                                   OWNED IN          COMPLEX
NAME;                                                                                              OVERSEEN BY
COMMENCEMENT OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                     THE FUND        TRUSTEE
SERVICE;           NUMBER OF PORTFOLIOS IN OPPENHEIMER FUND COMPLEX              ------------    -------------
AGE                OVERSEEN BY TRUSTEE                                             AS OF [DECEMBER 31, 2003]
--------------------------------------------------------------------------------------------------------------



                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                   AGGREGATE
                                                                                                 DOLLAR RANGE
                                                                                                  OF SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED IN ALL
                                                                                                 PORTFOLIOS OF
                                                                                                      THE
                                                                                 DOLLAR RANGE     OPPENHEIMER
                                                                                   OF SHARES         FUND
NAME;                                                                            BENEFICIALLY       COMPLEX
POSITION(S);       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;                  OWNED IN THE     OVERSEEN BY
COMMENCEMENT OF    NUMBER OF PORTFOLIOS IN OPPENHEIMER FUND COMPLEX                  FUND           TRUSTEE
SERVICE;           OVERSEEN BY TRUSTEE                                           ------------    -------------
AGE                                                                               AS OF [DECEMBER 31, 2003]
--------------------------------------------------------------------------------------------------------------



OFFICERS

     Each of the Fund's officers serves for an annual term or until his or her earlier resignation, death or removal except for ______________, the Fund's President. Mr. ________ serves for an indefinite term, until his resignation, death or removal. The officers of the Fund do not receive any [additional] compensation from the Fund. Information, as of [December 31, 2003], concerning the Fund's officers (other than Messrs. ______ and _______ whose information appears above) is set forth below.

                                      [ - ]

                              OFFICERS OF THE FUND

NAME;
POSITION;
COMMENCEMENT OF SERVICE;
AGE                                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------



(1) Address is _____________________________________________.
(2) Address is ____________________________________________________.

                                 CODE OF ETHICS

     The Fund and the Investment Manager and have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Trustees and the officers and directors of the Investment Manager, as well as employees of the Investment Manager having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

     The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                         INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER

     Tremont Partners, Inc. (the "Investment Manager") serves as the Fund's investment manager, subject to the ultimate supervision of and subject to any policies established by the Board. The Investment Manager is responsible for the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio Accounts. The Investment Manager is a wholly-owned indirect subsidiary of Oppenheimer Acquisition Corp., an affiliate of OppenheimerFunds, Inc., the widely-known mutual fund manager.

     Pursuant to the terms of an investment management agreement entered into between the Fund and the Investment Manager dated as of [-, 2004] (the "Investment Management Agreement"), the Investment Manager is responsible for developing, implementing and supervising the Fund's investment program and, in connection therewith, shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and will arrange for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within the Tremont Capital Management, Inc. ("TCM") organization to assist the Investment Manager in providing investment management services.

     As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate net asset value of outstanding shares determined as of the last day of the month (before any repurchases of shares, as defined below).

     The Investment Management Agreement was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on [-, 2004], and was approved on [-, 2004]. The Independent Trustees were provided with data as to the qualifications of the Investment Manager's personnel and the quality and extent of the services rendered to investment companies. The Board particularly considered: (1) the Investment Manager's investment record in managing other investment companies for which it acts as investment manager, and
(2) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Manager but believed to be in the same overall investment and size category as the Fund. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors but considered all factors together.
The Board judged the terms and conditions of the Investment Management Agreement, including the Management Fee, in light of all of the surrounding circumstances, and found the Investment Management Agreement to be fair and reasonable and in the best interests of the Fund.

     The Investment Management Agreement has an initial term of two years from the date of its execution and may be continued in effect from year to year thereafter if approved annually by the Board or by vote of a majority of the outstanding voting shares of the Fund; provided, that in either event, the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting shares of the Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

     The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to the Fund or to any investor for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Investment Manager may act as investment manager for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment manager or general distributor. If Tremont Partners shall no longer act as investment manager of the Fund, the Investment Manager may withdraw the right of the Fund to use the name "Tremont" as part of its name.

     The Investment Manager or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at [ - ].

PORTFOLIO PROXY VOTING.

     Tremont Partners, Inc., as the Fund's investment manager, is responsible for voting proxies relating to securities owned by the Fund. The Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders.

                                  FUND EXPENSES

     The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to the Investment Management Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

     - all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

     - all costs and expenses associated with the operation and registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable Federal and state laws;

     - all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio Managers retained by the Fund;

     - the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;

     - the fees and disbursements of Fund counsel, legal counsel to the Independent Trustees, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;

     -    the Management Fee;

     -    the Administration Fee;

     - the fees payable to custodians and other persons providing administrative services to the Fund;

     - the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; and

     - such other types of expenses as may be approved from time to time by the Board.

     The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

                                 SHARE OWNERSHIP

     As of the date of this Statement of Additional Information, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                                     EXPERTS

[ - ] act as independent auditors for the Fund and in such capacity will audit the Fund's annual and semi-annual financial statements and financial highlights.

                              CONFLICTS OF INTEREST

INVESTMENT MANAGER

     The Investment Manager manages the assets of registered investment companies and provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Tremont Accounts"). The Fund has no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     The Investment Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Investment Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Tremont Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

     The Investment Manager will evaluate for the Fund and for each Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

     When the Investment Manager determines that it would be appropriate for the Fund and one or more Tremont Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

     Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Tremont Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

     Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Tremont Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

     Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Fund to purchase (or sell), and the Investment Manager or has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

     Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     As a regulated investment company, the Fund is not subject to Federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses, and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

     To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the net asset value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the net asset value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the net asset value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     Under the Code, by December 31 of each year, the Fund must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Investment Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

     Upon the sale or other disposition of shares in the Fund which a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue Service ("IRS") a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

     Certain of the Fund's hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

     As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains.(1) This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

FOREIGN TAXES

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, satisfies the 90% distribution requirement and more than 50% of the net asset value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder

----------
(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the Fund in arrangements in which the shareholder's expected economic profits after non-U.S. taxes are insubstantial will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" taxes to flow-through. Each shareholder should consult its own tax advisor regarding the potential application of foreign tax credits.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign shareholders (as defined below) that beneficially own shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-United States status.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

                                    *  *  *

     The foregoing is a brief summary of certain material income tax matters which are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

                                    *  *  *

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Investment Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan shareholders may currently maintain relationships with the Investment Manager or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of shares.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

     Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

     It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                               VALUATION OF ASSETS

     The Fund will compute its net asset value as of the last day of each month generally by the last day of the following month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

     Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

     The Fund's valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of an Portfolio Fund does not represent the fair value of the Fund's investment in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are generally subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

     The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund's net asset value, the outstanding shares will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

     The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the Investment Company Act, investments in the Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

     If the Fund holds any securities other than interests in Portfolio Funds, the Fund will generally value the portfolio securities of any Portfolio Accounts and the portfolio securities held by the Fund as follows:

     (1) U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     (2) Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

     (3) If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

     (4) All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

     The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Fund, including the Investment Management Fee are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

     Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

     [ - ] serves as the independent auditors of the Fund. Its principal business address is [-]

     Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10036, acts as Fund Counsel, Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022 acts as Special Fund Counsel, and [ - ] acts as Independent Trustee Counsel.

                                    CUSTODIAN

     [ - ] (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [ - ].

                         SUMMARY OF DECLARATION OF TRUST

     The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's Prospectus. The description of these items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's Registration Statement.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

     All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable for such credit, transaction, contract or claim. Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Fund or the Trustees.

     Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund. Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer in connection with the Trust.

     Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liability as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

TERM, DISSOLUTION AND LIQUIDATION

     The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of Trust.

     Upon the occurrence of any event of dissolution, the Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or the Investment Manager is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and
(2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the best interests of the shareholders in facilitating an orderly liquidation.

VOTING

     Each Member has the right to cast a number of votes equal to the number of shares owned at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund's management advisory agreement, approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of shareholders on such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business and may not act for or bind the Fund.

                             REPORTS TO SHAREHOLDERS

     The Fund will furnish to shareholders, as soon as practicable after the end of each taxable year, such information as is necessary for shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Investment Manager regarding the Fund's operations during each fiscal quarter also will be sent to shareholders.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31st. The first fiscal year of the Fund shall commence on the date of the closing of the sale of the shares under the Prospectus and will end on March 31, 2005. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

     The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Capital Management, Inc., an affiliate of the

Investment Manager. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:

Independent Auditors' Report
Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statement of Changes in Net Assets
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements

                                   APPENDIX A

                            Industry Classifications

A)   BASIC MATERIALS

     1)   Chemicals
     2)   Forest Products & Paper
     3)   Iron/Steel
     4)   Mining

B)   COMMUNICATIONS

     5)   Advertising
     6)   Internet
     7)   Media
     8)   Telecommunications

C)   CONSUMER, (CYCLICAL)

     9)   Airlines
     10)  Apparel
     11)  Auto Manufacturers
     12)  Auto Parts & Equipment
     13)  Distribution/Wholesale
     14)  Entertainment
     15)  Food Service
     16)  Home Builders
     17)  Home Furnishings
     18)  Housewares
     19)  Leisure Time
     20)  Lodging
     21)  Office furnishings
     22)  Retail
     23)  Storage/Warehousing
     24)  Textiles
     25)  Toys/Games/Hobbies

D)   CONSUMER, (NON-CYCLICAL)

     26)  Agriculture
     27)  Beverages
     28)  Biotechnology
     29)  Commercial Services
     30)  Cosmetics/Personal Care
     31)  Food
     32)  Healthcare-Products
     33)  Healthcare-Services
     34)  Household Products/Wares
     35)  Pharmaceuticals

E)   DIVERSIFIED

     36)  Holding Companies-Diverse

F)   ENERGY

     37)  Coal
     38)  Energy-alternate Sources
     39)  Oil & Gas
     40)  Oil & Gas Services
     41)  Pipelines

G)   FINANCIAL

     42)  Banks
     43)  Closed-end Funds
     44)  Country Funds-Closed-end
     45)  Diversified Financial Service
     46)  Insurance
     47)  Investment Companies
     48)  REITS
     49)  Real Estate
     50)  Savings and Loans
     51)  Venture Capital

H)   INDUSTRIAL

     52)  Aerospace/Defense
     53)  Building Materials
     54)  Electrical Company & Equipment
     55)  Electronics
     56)  Engineering & construction
     57)  Environmental Control
     58)  Hand/Machine Tools
     59)  Machinery - Construction & mining
     60)  Machinery - Diversified
     61)  Metal Fabricates/Hardware
     62)  Miscellaneous Manufacture
     63)  Packaging & Containers
     64)  Shipbuilding
     65)  Transportation
     66)  Trucking & Leasing

I)   TECHNOLOGY

     67)  Computers
     68)  Office/Business Equipment
     69)  Semiconductors
     70)  Software

J)   UTILITIES

     71)  Electric
     72)  Gas
     73)  Water

TREMONT OPPENHEIMER ABSOLUTE RETURN FUND
555 Theodore Fremd Avenue
Rye, New York 10850
1.800.[  -  ]

INVESTMENT MANAGER
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Rye, New York 10580
1.914.925.1884

UNDERWRITERS
[  -  ]

TRANSFER AGENT
[  -  ]

[CUSTODIAN BANK
  -  ]

INDEPENDENT AUDITORS
[  -  ]

FUND COUNSEL
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, NY 10036

SPECIAL FUND COUNSEL
Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, NY 10022

                            PART C--OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

      1.     FINANCIAL STATEMENTS

      2.     EXHIBITS

     (a)     Declaration of Trust dated as of March 25, 2004

     (b)     Not applicable

     (c)     Not applicable

     (d)     Not applicable

     (e)     Automatic Reinvestment Plan                (Included in Prospectus)

     (f)     Not applicable

     (g) Investment Management Agreement between the Registrant and Tremont Partners, Inc.*

    (h)(1)   Underwriting Agreement between the Registrant and -*

    (h)(2)   Form of Master Agreement among Underwriters*

    (h)(3)   Form of Selected Dealer Agreement*

    (h)(4)   Form of Shareholder Servicing Agreement*

     (i)     Not applicable.

     (j)     Custody Agreement between the Registrant and -*

     (k)     Form of Administration Agreement between the Registrant and -*

     (l)     Opinion and Consent of -*

     (m)     Not applicable

     (n)     Opinion and Consent of Independent Accountants*

     (o)     Not applicable

     (p)     Not applicable

     (q)     Not applicable

     (r)     Code of Ethics*
*To be filed by pre-effective amendment.

ITEM 25.   MARKETING ARRANGEMENTS

     Not applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Registration fees                    $
         Legal fees
         NASD fees
         Blue Sky fees
            Accounting fees
            Printing
            Miscellaneous

                                        Total $
                                              =

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

     None.

ITEM 29.   INDEMNIFICATION

     Reference is made to the provisions of Article Seven of Registrant's Declaration of Trust filed as Exhibit 24(a) to this Registration Statement, and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     To be filed by pre-effective amendment.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

     To be filed by pre-effective amendment.

ITEM 32.   MANAGEMENT SERVICES

     To be filed by pre-effective amendment.

ITEM 33.   UNDERTAKINGS

I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value of the Fund as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

II.  The Registrant hereby undertakes:

     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a) of the Securities Act of 1933, as amended;

          (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.;

     (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

III. The Registrant acknowledges undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of March, 2004.

                                              Tremont Oppenheimer
                                              Absolute Return Fund


                                              By: /s/ John V. Murphy
                                                 -------------------------------
                                                  (President)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                    TITLE                     DATE
        ---------                    -----                     ----
/s/ DINA C. LEE
----------------------------        Trustee               March 29, 2004
 Dina C. Lee

/s/ DENIS R. MOLLEUR                Trustee               March 29, 2004
----------------------------
 Denis R. Molleur

/s/ DEBORAH A. SULLIVAN             Trustee               March 29, 2004
----------------------------
 Deborah A. Sullivan

                                  EXHIBIT INDEX

                                                                                  SEQUENTIAL
EXHIBIT NUMBER                             DESCRIPTION                            PAGE NUMBER
--------------                             -----------                            -----------
     (a)        Declaration of Trust dated as of March 25, 2004

     (b)        Not applicable                                                         --

     (c)        Not applicable                                                         --

     (d)        Not applicable                                                         --

     (e)        Automatic Reinvestment Plan  (Included in Prospectus)

     (f)        Not applicable                                                         --

     (g)        Investment   Management  Agreement  between  the  Registrant
                and Tremont Partners, Inc.

    (h)(1)      Underwriting Agreement among the Registrant and -

    (h)(2)      Form of Master Agreement among Underwriters

    (h)(3)      Form of Selected Dealer Agreement

    (h)(4)      Form of Shareholder Servicing Agreement

     (i)        Not applicable                                                         --

     (j)        Custody Agreement between the Registrant and -

     (k)        Form of Administration Agreement between the Registrant and -

     (l)        Opinion and Consent of -

     (m)        Not applicable                                                         --

     (n)        Opinion and Consent of Independent Auditors

     (o)        Not applicable                                                         --

     (p)        Not applicable                                                         --

     (q)        Not applicable                                                         --

     (r)        Code of Ethics 1940